Exhibit 99.1

PRESS RELEASE

SEACOR MARINE ANNOUNCES THIRD QUARTER 2021 RESULTS

Houston, Texas

November 4, 2021

FOR IMMEDIATE RELEASE - SEACOR Marine Holdings Inc. (NYSE:SMHI) (the “Company” or “SEACOR Marine”), a leading provider of marine and support transportation services to offshore energy facilities worldwide, today announced results for its third quarter ended September 30, 2021.

SEACOR Marine’s consolidated operating revenues from continuing operations for the third quarter of 2021 were $43.7 million, operating loss was $14.3 million, and direct vessel profit (“DVP”)(1) was $10.2 million. This compares to consolidated operating revenues from continuing operations of $36.2 million, operating loss of $13.2 million, and DVP of $11.5 million in the third quarter of 2020.

Notable third quarter items include:

•	The Company’s laid-up fleet is down to 7 vessels compared to 20 in the third quarter of 2020.
•	The Company repositioned 4 vessels between regions for new contracts, including the reactivation of 2 vessels.
•

Increased utilization levels and moderate rate improvements were offset by higher out-of-service time and delays caused by Hurricane Ida in the U.S. Gulf of Mexico, as well as the early termination of a contract for one of our liftboats in Europe.

•	The Company continues to monitor the impact of COVID-19 on its global operations in general, including higher labor costs, crew shortages, and higher repair and maintenance expenses.
•

Positive contributions of $14.0 million from our 50% or less owned companies, primarily due to cash distributions from the sale of the Company’s Brazilian joint venture, UP Offshore, in the second quarter of 2021.

For the third quarter of 2021, net loss attributable to SEACOR Marine was $5.8 million ($0.23 loss per basic share and $0.23 loss per diluted share). This compares to a net loss from continuing operations for the third quarter of 2020 of $18.1 million ($0.72 loss per basic and diluted share). Sequentially, the third quarter of 2021 results compare to consolidated operating revenues from continuing operations of $42.8 million, operating income of $8.4 million, and DVP of $10.2 million in the second quarter of 2021. For the second quarter of 2021 the net income attributable to SEACOR Marine’s continuing operations was $48.8 million ($1.92 earnings per basic share and $1.79 earnings per diluted share), primarily due to gains on asset dispositions and the extinguishment of debt.

Chief Executive Officer John Gellert commented:

“The Company’s business saw a noticeable improvement in activity during the third quarter, which translated into additional expenses as we prepared for new contracts. I am encouraged by the levels of tender activity as we plan our business for the rest of the year and 2022. Previously deferred activity from our customers due to COVID and improved commodity prices are providing a strong tailwind as we enter a change in the offshore cycle. We see substantial opportunity to participate in the market up-cycle given the limited supply of readily available tonnage and less than half of our fleet committed long-term.”

___________________

(1)

Direct vessel profit (defined as operating revenues less operating costs and expenses, “DVP”) is the Company’s measure of segment profitability when applied to reportable segments and a non-GAAP measure when applied to individual vessels, fleet categories or the combined fleet.  DVP is a critical financial measure used by the Company to analyze and compare the operating performance of its individual vessels, fleet categories, regions and combined fleet, without regard to financing decisions (depreciation and interest expense for owned vessels vs. leased-in expense for leased-in vessels).  DVP is also useful when comparing the Company’s fleet performance against those of our competitors who may have differing fleet financing structures.  DVP has material limitations as an analytical tool in that it does not reflect all of the costs associated with the ownership and operation of our fleet, and it should not be considered in isolation or used as a substitute for our results as reported under GAAP.  See page 4 for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure.

* * * * *

SEACOR Marine provides global marine and support transportation services to offshore energy facilities worldwide.  SEACOR Marine and its joint ventures operate a diverse fleet of offshore support and specialty vessels that deliver cargo and personnel to offshore installations; handle anchors and mooring equipment required to tether rigs to the seabed; tow rigs and assist in placing them on location and moving them between regions; provide construction, well workover and decommissioning support; and carry and launch equipment used underwater in drilling and well installation, maintenance and repair.  Additionally, SEACOR Marine’s vessels provide accommodations for technicians and specialists, safety support and emergency response services.

Certain statements discussed in this release as well as in other reports, materials and oral statements that the Company releases from time to time to the public constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward-looking statements.  Such forward-looking statements concern management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters.  Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by the management of the Company.  These statements are not guarantees of future performance and actual events or results may differ significantly from these statements.  Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control and are described in the Company’s filings with the SEC. It should be understood that it is not possible to predict or identify all such factors. Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements.  Forward-looking statements speak only as of the date of the document in which they are made.  The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law.  It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (if any).  These statements constitute the Company’s cautionary statements under the Private Securities Litigation Reform Act of 1995.

Please visit SEACOR Marine’s website at www.seacormarine.com for additional information.

For all other requests, contact InvestorRelations@seacormarine.com

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(in thousands, except share data)

	Three Months Ended September 30,		Nine months ended September 30,
	2021	2020	2021	2020
Operating Revenues	$43,663	$36,224	$122,974	$105,816
Costs and Expenses:
Operating	33,448	24,719	92,370	65,583
Administrative and general	9,134	8,885	26,897	31,519
Lease expense	1,109	1,200	3,421	5,727
Depreciation and amortization	14,306	14,833	43,197	41,920
	57,997	49,637	165,885	144,749
Gains (Losses) on Asset Dispositions and Impairments, Net	56	233	20,436	(15,792)
Operating Income (Loss)	(14,278)	(13,180)	(22,475)	(54,725)
Other Income (Expense):
Interest income	124	34	1,245	1,212
Interest expense	(6,403)	(8,312)	(21,731)	(22,403)
SEACOR Holdings guarantee fees	—	(11)	(7)	(36)
Gain on debt Extinguishment	—	—	61,994	—
Derivative gains, net	2	5	387	5,204
Foreign currency gains (losses), net	245	(911)	(878)	(8)
Gain from return of investments in 50% or less owned companies and other, net	9,442	—	9,441	—
	3,410	(9,195)	50,451	(16,031)
(Loss) Income from Continuing Operations Before Income Tax Benefit and Equity in Earnings of 50% or Less Owned Companies	(10,868)	(22,375)	27,976	(70,756)
Income Tax (Benefit) Expense	(725)	(3,120)	12,502	(24,789)
(Loss) Income from Continuing Operations Before Equity in Earnings of 50% or Less Owned Companies	(10,143)	(19,255)	15,474	(45,967)
Equity in Earnings Gains (Losses) of 50% or Less Owned Companies	4,314	(588)	10,584	1,518
(Loss) Income from Continuing Operations	(5,829)	(19,843)	26,058	(44,449)
Income (Loss) Income on Discontinued Operations, Net of Tax (Includes Gain on the Sale of Windcat Workboats of $22,756)	—	1,766	22,925	314
Net (Loss) Income	(5,829)	(18,077)	48,983	(44,135)
Net Income (Loss) Attributable to Noncontrolling Interests in Subsidiaries	—	4	1	(4,036)
Net (Loss) Income Attributable to SEACOR Marine Holdings Inc.	$(5,829)	$(18,081)	$48,982	$(40,099)

Net (Loss) Earnings Per Common Share from Continuing Operations:
Basic	$(0.23)	$(0.79)	$1.03	$(1.64)
Diluted	$(0.23)	$(0.79)	$1.02	$(1.64)
Net Earnings (Loss) Per Share from Discontinued Operations:
Basic	$—	$0.07	$0.90	$0.01
Diluted	$—	$0.07	$0.90	$0.01
Net (Loss) Earnings per Share:
Basic	$(0.23)	$(0.72)	$1.93	$(1.63)
Diluted	$(0.23)	$(0.72)	$1.92	$(1.63)
Weighted Average Common Stock and Warrants Outstanding:
Basic	25,515,569	24,989,977	25,419,303	24,611,666
Diluted	25,515,569	24,989,977	25,430,762	24,611,666

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(in thousands, except statistics and per share data)

	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Sep. 30, 2020
Time Charter Statistics:
Average Rates Per Day	$12,120	$12,007	$11,323	$10,931	$11,051
Fleet Utilization	68%	67%	55%	51%	54%
Fleet Available Days	5,108	5,177	5,505	5,824	5,807
Operating Revenues:
Time charter	$41,782	$41,474	$34,290	$32,694	$34,822
Bareboat charter	—	434	729	732	676
Other marine services	1,881	891	1,493	2,595	726
	43,663	42,799	36,512	36,021	36,224
Costs and Expenses:
Operating:
Personnel	15,051	14,353	13,418	13,058	13,401
Repairs and maintenance	6,536	6,959	3,840	3,445	3,764
Drydocking	771	2,792	2,217	1,753	585
Insurance and loss reserves	2,189	2,661	1,958	1,669	1,765
Fuel, lubes and supplies	3,684	2,893	2,202	2,081	2,131
Other	5,217	2,957	2,672	3,557	3,073
	33,448	32,615	26,307	25,563	24,719
Direct Vessel Profit (1)	10,215	10,184	10,205	10,458	11,505
Other Costs and Expenses:
Lease expense	1,109	1,234	1,078	1,798	1,200
Administrative and general	9,134	9,152	8,611	8,531	8,885
Depreciation and amortization	14,306	14,093	14,798	15,247	14,833
	24,549	24,479	24,487	25,576	24,918
Gains (Losses) on Asset Dispositions and Impairments, Net	56	22,653	(2,273)	(1,796)	233
Operating (Loss) Income	(14,278)	8,358	(16,555)	(16,914)	(13,180)
Other Income (Expense):
Interest income	124	135	986	61	34
Interest expense	(6,403)	(7,310)	(8,018)	(8,288)	(8,312)
SEACOR Holdings guarantee fees	—	—	(7)	(11)	(11)
Derivative gains (losses), net	2	30	355	(894)	5
Gain on debt extinguishment	—	61,994	—	—	—
Foreign currency gains (losses), net	245	(657)	(466)	(1,286)	(911)
Other, net	9,442	(1)	—	(19)	—
	3,410	54,191	(7,150)	(10,437)	(9,195)
(Loss) Income from Continuing Operations Before Income Tax Benefit and Equity in Earnings of 50% or Less Owned Companies	(10,868)	62,549	(23,705)	(27,351)	(22,375)
Income Tax (Benefit) Expense	(725)	15,915	(2,688)	1,865	(3,120)
Income (Loss) from Continuing Operations Before Equity in Earnings of 50% or Less Owned Companies	(10,143)	46,634	(21,017)	(29,216)	(19,255)
Equity in Earnings Gains (Losses) of 50% or Less Owned Companies	4,314	2,167	4,103	(9,681)	(588)
(Loss) Income from Continuing Operations	(5,829)	48,801	(16,914)	(38,897)	(19,843)
Income (Loss) Income on Discontinued Operations, Net of Tax (Includes Gain on the Sale of Windcat Workboats of $22,756)	—	—	22,925	50	1,766
Net (Loss) Income	(5,829)	48,801	6,011	(38,847)	(18,077)
Net Income (Loss) Attributable to Noncontrolling Interests in Subsidiaries	—	1	—	(31)	4
Net (Loss) Income Attributable to SEACOR Marine Holdings Inc.	$(5,829)	$48,800	$6,011	$(38,816)	$(18,081)

Net (Loss) Earnings Per Common Share from Continuing Operations:
Basic	$(0.23)	$1.92	$(0.67)	$(1.54)	$(0.79)
Diluted	$(0.23)	$1.79	$(0.67)	$(1.54)	$(0.79)
Net Earnings (Loss) Per Share from Discontinued Operations:
Basic	$—	$—	$0.91	$—	$0.07
Diluted	$—	$—	$0.91	$—	$0.07
Net (Loss) Earnings per Share:
Basic	$(0.23)	$1.92	$0.24	$(1.54)	$(0.72)
Diluted	$(0.23)	$1.79	$0.24	$(1.54)	$(0.72)
Weighted Average Common Stock and Warrants Outstanding:
Basic	25,516	25,435	25,305	25,265	24,990
Diluted	25,516	28,345	25,305	25,265	24,990
Common Shares and Warrants Outstanding at Period End	25,864	25,869	25,683	24,919	24,924

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY REGION

(in thousands, except statistics)

	Three Months Ended
	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Sep. 30, 2020
United States, primarily Gulf of Mexico
Time Charter Statistics:
Average rates per day worked	$18,702	$17,058	$15,910	$18,405	$19,397
Fleet utilization	27%	18%	6%	7%	5%
Fleet available days	1,062	1,112	1,518	1,797	1,871
Out-of-service days for repairs, maintenance and drydockings	246	137	67	45	37
Out-of-service days for cold-stacked status	469	748	1,270	1,472	1,576
Operating Revenues:
Time charter	$5,289	$3,419	$1,489	$2,352	$1,668
Bareboat charter	—	434	729	732	731
Other marine services	1,215	727	546	794	473
	6,504	4,580	2,764	3,878	2,872
Direct Costs and Expenses:
Operating:
Personnel	2,428	1,528	1,744	2,372	2,481
Repairs and maintenance	1,266	389	654	386	338
Drydocking	239	777	875	—	—
Insurance and loss reserves	462	923	527	507	778
Fuel, lubes and supplies	259	245	199	208	251
Other	147	224	77	116	85
	4,801	4,086	4,076	3,589	3,933
Direct Vessel (Loss) Profit (1)	$1,703	$494	$(1,312)	$289	$(1,061)
Other Costs and Expenses:
Lease expense	$621	$703	$664	$677	$716
Depreciation and amortization	3,936	3,287	4,164	5,854	4,961

Africa and Europe, Continuing Operations
Time Charter Statistics:
Average rates per day worked	$9,551	$11,231	$11,356	$10,837	$10,801
Fleet utilization	77%	75%	68%	61%	68%
Fleet available days	1,417	1,365	1,356	1,472	1,472
Out-of-service days for repairs, maintenance and drydockings	52	65	78	138	45
Out-of-service days for cold-stacked status	29	176	346	368	216
Operating Revenues:
Time charter	$10,446	$11,437	$10,502	$9,796	$10,861
Bareboat charter	—	—	—	—	(55)
Other marine services	(429)	(224)	(269)	319	(255)
	10,017	11,213	10,233	10,115	10,551
Direct Costs and Expenses:
Operating:
Personnel	3,147	4,253	3,220	3,511	3,407
Repairs and maintenance	1,540	2,195	1,191	1,437	1,158
Drydocking	337	374	304	1,269	481
Insurance and loss reserves	323	352	433	511	398
Fuel, lubes and supplies	1,631	887	572	853	1,091
Other	1,424	2,072	579	(674)	773
	8,402	10,133	6,299	6,907	7,308
Direct Vessel Profit (1)	$1,615	$1,080	$3,934	$3,208	$3,243
Other Costs and Expenses:
Lease expense	$284	$270	$356	$1,056	$429
Depreciation and amortization	3,296	3,305	3,307	2,964	3,785

SEACOR MARINE HOLDINGS INC.

 UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY REGION (continued)

(in thousands, except statistics)

	Three Months Ended
	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Sep. 30, 2020
Middle East and Asia
Time Charter Statistics:
Average rates per day worked	$10,374	$9,292	$9,308	$9,455	$9,670
Fleet utilization	73%	81%	73%	75%	78%
Fleet available days	1,780	1,820	1,852	1,840	1,809
Out-of-service days for repairs, maintenance and drydockings	134	105	115	68	89
Out-of-service days for cold-stacked status	214	116	239	169	76
Operating Revenues:
Time charter	$13,417	$13,752	$12,575	$13,008	$13,672
Other marine services	85	31	360	927	296
	13,502	13,783	12,935	13,935	13,968
Direct Costs and Expenses:
Operating:
Personnel	5,849	5,378	5,208	5,411	5,171
Repairs and maintenance	1,610	2,806	903	842	1,564
Drydocking	156	1,185	1,066	41	104
Insurance and loss reserves	707	461	702	501	451
Fuel, lubes and supplies	777	1,081	559	604	482
Other	2,823	43	1,144	3,618	1,771
	11,922	10,954	9,582	11,017	9,543
Direct Vessel Profit (1)	$1,580	$2,829	$3,353	$2,918	$4,425
Other Costs and Expenses:
Lease expense	$377	$35	$22	$47	$46
Depreciation and amortization	4,456	4,663	4,710	4,505	4,379

Latin America
Time Charter Statistics:
Average rates per day worked	$16,240	$17,034	$14,751	$12,921	$13,355
Fleet utilization	92%	86%	85%	82%	99%
Fleet available days	849	880	779	716	655
Out-of-service days for repairs, maintenance and drydockings	58	117	94	66	7
Operating Revenues:
Time charter	$12,630	$12,866	$9,724	$7,538	$8,621
Other marine services	1,010	357	856	555	212
	13,640	13,223	10,580	8,093	8,833
Direct Costs and Expenses:
Operating:
Personnel	3,627	3,194	3,246	1,764	2,342
Repairs and maintenance	2,120	1,569	1,092	780	704
Drydocking	39	456	(28)	443	—
Insurance and loss reserves	697	925	296	150	138
Fuel, lubes and supplies	1,017	680	872	416	307
Other	823	618	872	497	444
	8,323	7,442	6,350	4,050	3,935
Direct Vessel Profit (1)	$5,317	$5,781	$4,230	$4,043	$4,898
Other Costs and Expenses:
Lease expense	$(173)	$226	$36	$18	$9
Depreciation and amortization	2,618	2,838	2,617	1,924	1,708

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY VESSEL CLASS

(in thousands, except statistics)

	Three Months Ended
	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Sep. 30, 2020
Anchor handling towing supply
Time Charter Statistics:
Average rates per day worked	$14,346	$11,268	$7,778	$7,967	$7,388
Fleet utilization	66%	59%	67%	44%	54%
Fleet available days	552	546	540	641	644
Out-of-service days for repairs, maintenance and drydockings	61	105	—	133	21
Out-of-service days for cold-stacked status	92	118	180	228	276
Operating Revenues:
Time charter	$5,224	$3,640	$2,801	$2,236	$2,564
Other marine services	(151)	(157)	(130)	433	(147)
	5,073	3,483	2,671	2,669	2,417
Direct Costs and Expenses:
Operating:
Personnel	1,584	1,513	984	1,149	950
Repairs and maintenance	1,044	471	241	542	432
Drydocking	(217)	1,322	54	847	(2)
Insurance and loss reserves	193	99	194	199	139
Fuel, lubes and supplies	388	344	139	258	148
Other	408	444	270	535	370
	3,400	4,193	1,882	3,530	2,037
Direct Vessel Profit (Loss) (1)	$1,673	$(710)	$789	$(861)	$380
Other Costs and Expenses:
Lease expense	$354	$362	$400	$1,127	$505
Depreciation and amortization	494	495	494	494	495

Fast support
Time Charter Statistics:
Average rates per day worked	$8,455	$7,962	$7,888	$8,074	$8,421
Fleet utilization	70%	71%	61%	60%	63%
Fleet available days	2,208	2,100	2,207	2,300	2,300
Out-of-service days for repairs, maintenance and drydockings	300	226	182	155	71
Out-of-service days for cold-stacked status	178	314	584	549	421
Operating Revenues:
Time charter	$13,007	$11,827	$10,657	$11,151	$12,212
Bareboat charter	—	434	729	732	731
Other marine services	(121)	(249)	(218)	(283)	(256)
	12,886	12,012	11,168	11,600	12,687
Direct Costs and Expenses:
Operating:
Personnel	4,588	4,802	4,041	4,409	4,180
Repairs and maintenance	2,313	3,618	1,535	1,604	1,642
Drydocking	965	1,178	1,178	912	587
Insurance and loss reserves	328	507	466	471	353
Fuel, lubes and supplies	1,390	1,154	726	836	976
Other	2,021	1,640	1,141	2,085	1,489
	11,605	12,899	9,087	10,317	9,227
Direct Vessel Profit (Loss) (1)	$1,281	$(887)	$2,081	$1,283	$3,460
Other Costs and Expenses:
Lease expense	$693	$352	$352	$352	$351
Depreciation and amortization	4,929	4,931	5,096	5,113	5,105

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Sep. 30, 2020
Supply
Time Charter Statistics:
Average rates per day worked	$11,631	$11,921	$12,110	$11,373	$11,355
Fleet utilization	77%	80%	63%	63%	74%
Fleet available days	1,372	1,274	1,319	1,360	1,257
Out-of-service days for repairs, maintenance and drydockings	64	11	105	12	23
Out-of-service days for cold-stacked status	174	91	315	353	229
Operating Revenues:
Time charter	$12,317	$12,179	$10,082	$9,714	$10,541
Bareboat charter	—	—	—	—	(55)
Other marine services	221	117	346	482	92
	12,538	12,296	10,428	10,196	10,578
Direct Costs and Expenses:
Operating:
Personnel	4,738	4,044	4,158	3,364	3,821
Repairs and maintenance	2,078	2,039	1,135	735	968
Drydocking	23	180	110	(2)	—
Insurance and loss reserves	595	436	474	238	230
Fuel, lubes and supplies	1,221	1,034	1,003	622	601
Other	988	884	880	1,205	1,022
	9,643	8,617	7,760	6,162	6,642
Direct Vessel Profit (1)	$2,895	$3,679	$2,668	$4,034	$3,936
Other Costs and Expenses:
Depreciation and amortization	3,149	2,936	2,977	3,060	2,673

Specialty
Time Charter Statistics:
Average rates per day worked	$—	$1,571	$1,890	$2,025	$2,025
Fleet utilization	0%	92%	100%	100%	100%
Fleet available days	92	91	90	92	134
Out-of-service days for repairs, maintenance and drydockings	65	8	—	—	—
Out-of-service days for cold-stacked status	—	—	—	—	42
Operating Revenues:
Time charter	$—	$131	$170	$187	$186
Other marine services	—	23	12	(23)	1
	—	154	182	164	187

Direct Costs and Expenses:
Operating:
Personnel	35	99	89	70	72
Repairs and maintenance	7	104	8	34	51
Drydocking	—	—	—	(3)	—
Insurance and loss reserves	3	5	4	(3)	14
Fuel, lubes and supplies	6	5	8	3	(2)
Other	28	33	26	18	55
	79	246	135	119	190
Direct Vessel Profit (Loss) (1)	$(79)	$(92)	$47	$45	$(3)
Other Costs and Expenses:
Depreciation and amortization	$—	$—	$—	$1,541	$27

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Sep. 30, 2020
Liftboats
Time Charter Statistics:
Average rates per day worked	$23,137	$25,334	$26,792	$24,561	$27,947
Fleet utilization	55%	46%	29%	27%	23%
Fleet available days	884	1,167	1,350	1,432	1,472
Out-of-service days for repairs, maintenance and drydockings	65	75	67	18	64
Out-of-service days for cold-stacked status	202	517	776	880	899
Operating Revenues:
Time charter	$11,234	$13,697	$10,580	$9,406	$9,319
Other marine services	997	688	797	395	316
	12,231	14,385	11,377	9,801	9,635
Direct Costs and Expenses:
Operating:
Personnel	4,033	3,916	3,806	3,742	3,963
Repairs and maintenance	1,104	716	894	524	624
Drydocking	—	112	875	(1)	—
Insurance and loss reserves	1,170	1,752	719	690	1,055
Fuel, lubes and supplies	668	353	320	349	370
Other	1,672	(58)	677	1,642	538
	8,647	6,791	7,291	6,946	6,550
Direct Vessel Profit (1)	$3,584	$7,594	$4,086	$2,855	$3,085
Other Costs and Expenses:
Lease expense	$(200)	$205	$12	$19	$31
Depreciation and amortization	5,170	5,171	5,659	6,009	5,980

Other Activity
Operating Revenues:
Other marine services	$935	$469	$686	$1,591	$720
	935	469	686	1,591	720
Direct Costs and Expenses:
Operating:
Personnel	73	(21)	340	324	415
Repairs and maintenance	(10)	11	27	6	47
Insurance and loss reserves	(100)	(138)	101	74	(26)
Fuel, lubes and supplies	11	3	6	13	38
Other	100	14	(322)	(1,928)	(401)
	74	(131)	152	(1,511)	73
Direct Vessel Profit (1)	$861	$600	$534	$3,102	$647
Other Costs and Expenses:
Lease expense	$262	$315	$314	$300	$313
Depreciation and amortization	564	560	572	(970)	553

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Sep. 30, 2020
ASSETS
Current Assets:
Cash and cash equivalents	$42,194	$45,446	$68,409	$32,666	$42,314
Restricted cash	4,160	5,855	3,352	3,352	3,352
Receivables:
Trade, net of allowance for doubtful accounts	50,343	47,082	42,680	45,325	48,294
Other	13,750	12,152	11,265	10,924	18,365
Receivables from SEACOR Holdings	—	—	19,332	18,832	18,814
Tax Receivable	101	1,497	1,498	13,556	11,770
Inventories	476	425	572	576	573
Prepaid expenses and other	3,851	4,527	2,326	3,230	3,438
Other Current Assets	—	—	423	—	—
Assets held for sale	—	—	—	50,235	46,768
Total current assets	114,875	116,984	149,857	178,696	193,688
Property and Equipment:
Historical cost	989,910	972,267	1,000,430	1,012,873	996,370
Accumulated depreciation	(303,178)	(288,882)	(297,792)	(291,538)	(280,468)
	686,732	683,385	702,638	721,335	715,902
Construction in progress	15,577	32,903	32,530	32,327	51,969
Net property and equipment	702,309	716,288	735,168	753,662	767,871
Right-of-Use Asset - Operating Leases	4,670	5,469	7,046	7,134	7,670
Right-of-Use Asset - Finance Lease	108	116	121	129	137
Investments, at Equity, and Advances to 50% or Less Owned Companies	77,426	77,539	79,000	75,308	84,701
Other Assets	2,672	2,781	2,624	2,734	3,108
	$902,060	$919,177	$973,816	$1,017,663	$1,057,175
LIABILITIES AND EQUITY
Current Liabilities:
Current portion of operating lease liabilities	$1,269	$2,885	$5,139	$7,030	$9,446
Current lease liability - Finance	32	32	46	36	27
Current portion of long-term debt	28,875	28,419	34,888	32,377	52,108
Accounts payable and accrued expenses	23,578	27,163	21,428	29,967	28,888
Due to SEACOR Holdings	276	277	—	—	—
Other current liabilities	21,109	26,886	29,719	31,467	29,548
Discontinued operations	—	—	—	30,927	28,555
Total current liabilities	75,139	85,662	91,220	131,804	148,572
Long-Term Operating Lease Liabilities	4,000	4,072	4,778	4,345	5,239
Long-Term Finance Lease Liabilities	84	92	97	105	113
Long-Term Debt	321,641	320,823	431,849	440,510	426,711
Conversion Option Liability on Convertible Senior Notes	5	7	37	2	1
Deferred Income Taxes	43,463	46,169	31,766	35,822	36,075
Deferred Gains and Other Liabilities	2,925	2,951	4,910	3,239	3,810
Total liabilities	447,257	459,776	564,657	615,827	620,521
Equity:
SEACOR Marine Holdings Inc. stockholders’ equity:
Common stock	245	245	243	235	235
Additional paid-in capital	455,373	454,079	452,290	451,179	450,320
(Accumulated Deficit) Retained earnings	(7,059)	(1,230)	(50,029)	(51,839)	(13,023)
Shares held in treasury	(1,120)	(1,120)	(1,110)	(848)	(848)
Accumulated other comprehensive loss, net of tax	7,044	7,107	7,446	2,790	(380)
	454,483	459,081	408,840	401,517	436,304
Noncontrolling interests in subsidiaries	320	320	319	319	350
Total equity	454,803	459,401	409,159	401,836	436,654
	$902,060	$919,177	$973,816	$1,017,663	$1,057,175

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

		Three Months Ended
	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Sep. 30, 2020
Cash Flows from Continuing Operating Activities:
Net Income (Loss)	$(5,829)	$48,801	$6,011	$(38,897)	$(19,843)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	14,306	14,093	14,798	15,247	14,833
Deferred financing costs amortization	255	254	260	266	278
Share-based compensation expense	1,294	1,779	849	859	1,204
Debt discount amortization	1,573	1,787	1,892	1,917	1,797
Bad debt recoveries	122	132	24	(146)	185
Gain (Loss) from equipment sales, retirements or impairments	(56)	(22,653)	2,273	1,796	(233)
Gain on the Sale of Windcat Workboats	—	—	(22,756)	—	—
Gain on debt extinguishment, net	—	(62,749)	—	—	—
Gain from return of investment	(9,442)	—	—	—	—
Derivative (gains) losses	(2)	(30)	(355)	894	(5)
Cash settlement payments on derivative transactions, net	(414)	(414)	(919)	(441)	(426)
Currency (gains) losses	(245)	657	466	1,286	911
Deferred income taxes	(2,706)	14,403	(4,056)	(254)	12,333
Equity (Earnings) Losses	(4,314)	(2,167)	(4,103)	9,681	588
Dividends received from equity investees	4,515	—	—	—	2,117
Changes in Operating Assets and Liabilities:
Accounts receivables	(3,798)	16,047	11,345	7,668	(17,737)
Other assets	1,561	(1,296)	1,192	605	655
Accounts payable and accrued liabilities	(1,416)	4,268	(10,296)	(2,807)	887
Net cash provided by (used in) used in operating activities	(4,596)	12,912	(3,375)	(2,326)	(2,456)
Cash Flows from Continuing Investing Activities:
Purchases of property and equipment	(2,910)	(926)	(2,724)	(2,500)	(2,833)
Proceeds from disposition of property and equipment	—	26,871	3,266	—	3,539
Proceeds from Sale of WWH, net cash sold	—	—	38,715	—	—
Net investing activities in property and equipment	(2,910)	25,945	39,257	(2,500)	706
Investments in and advances to 50% or less owned companies	—	—	(736)	(1,248)	(713)
Excess distributions from equity investees	9,442	—	—	—	—
Principal payments on notes due from equity investees	179	2,877	919	1,225	490
Net cash provided by (used in) investing activities	6,711	28,822	39,440	(2,523)	483
Cash Flows from Continuing Financing Activities:
Payments on long-term debt	(7,054)	(56,787)	(8,302)	(5,780)	(8,246)
Payments on debt extinguishment cost	—	(755)	—	—	—
Proceeds from issuance of debt, net of offering costs	—	—	—	1	(1)
Payment on finance lease	(9)	(12)	—	—	—
Interest on finance lease	1	—	2	1	—
Issuance of stock	—	2	8	—	2
Net cash used in financing activities	(7,062)	(57,552)	(8,292)	(5,778)	(8,245)
Effects of Exchange Rate Changes on Cash and Cash Equivalents	—	(4,642)	4,621	979	644
Net Change in Cash, Cash Equivalents and Restricted Cash	(4,947)	(20,460)	32,394	(9,648)	(9,574)
Cash Flows from Discontinued Operations
Operating Activities	—	—	(171)	1,870	1,543
Investing Activities	—	—	—	(1,436)	(2,527)
Financing Activities	—	—	—	—	1,090
Effects of FX Rate Changes on Cash and Cash Equivalents	—	—	—	221	(51)
Net (Decrease) Increase in Cash and Cash Equivalents from Discontinued Operations:	—	—	(171)	655	55
Net Change in Cash, Cash Equivalents and Restricted Cash	(4,947)	(20,460)	32,223	(8,993)	(9,519)
Cash, Restricted Cash and Cash Equivalents, Beginning of Period	51,301	71,761	39,538	48,531	58,050
Cash, Restricted Cash and Cash Equivalents, End of Period	$46,354	$51,301	$71,761	$39,538	$48,531

SEACOR MARINE HOLDINGS INC.

UNAUDITED FLEET COUNTS

	Owned	Joint Ventured	Leased-in	Managed	Total
September 30, 2021
AHTS	4	—	2	—	6
FSV	23	5	1	2	31
Supply	15	20	—	—	35
Specialty (1)	1	—	—	—	1
Liftboats (2)	9	—	—	—	9
	52	25	3	2	82
December 31, 2020
AHTS	4	—	2	—	6
FSV	26	5	1	1	33
Supply	15	27	—	1	43
Specialty	—	3	—	—	3
Liftboats	14	—	1	—	15
Crew Transfer Discontinued Operations	40	5	—	—	45
Crew Transfer Continuing Operations	1	—	—	—	1
	100	40	4	2	146

(1)	One owned vessel classified as a Crew Transfer Continuing Operations as of December 31, 2020 was reclassified as a Specialty Vessel as of September 30, 2021.
(2)	As of September 30, 2021, the Company removed from service four vessels (four liftboats) in this class. Removed from service vessels are not counted in active fleet count.